Subsequent Events	9 Months Ended
Sep. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
15	SUBSEQUENT EVENTS

On November 5, 2026, the Group, Callaway, as the commitment party and a subscriber, and Farragut entered into Amendment No. 1 to the October 2025 Note Subscription Agreement. Pursuant to the amendment, the period from October 1, 2026 through December 31, 2026 during which the Company could require the issuance of October 2029 Convertible Notes was replaced, and the commitment party’s right to require the Group to issue October 2029 Convertible Notes was eliminated. The amendment provides the Group with the right to require Callaway to purchase, or cause to be purchased, up to an aggregate principal amount of US$100,000,000 of October 2029 Convertible Notes over six subscription periods from January 1, 2027 through July 10, 2028, generally limited to US$16,666,667 per period (US$16,666,665 in the final period), with any unused amount expiring at the end of the applicable period. In consideration of the amended commitment, the Group agreed to issue 5,000,000 additional ordinary shares to Callaway. The conversion terms of the October 2029 Convertible Notes were not amended.

On November 5, 2026, the Group and Callaway amended the Commitment Letter to extend the outside date of Callaway’s remaining US$22,000,000 option to subscribe for 2028 Convertible Notes from July 1, 2027 to July 10, 2028. Daniel Freifeld, a member of the Board, has an interest in Callaway. The amendment was approved by the Audit Committee, of which Mr. Freifeld is not a member, and by the Board, with Mr. Freifeld not voting.

On November 5, 2026, the Board adopted the 2026 Management Incentive Plan, reserving 16,362,704 Class A ordinary shares, and approved 13,090,163 restricted share units for the Group’s founders. In addition, 2,904,835 fully vested shares will be issued to the founders, representing 80% of the shares earned under LTIP Event III.